UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2006
CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (904) 359-3200
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.
CSX Corporation (the “Company”) is filing this Amendment No. 1 to the Current Report on Form 8-K dated May 4, 2006, as filed with the Securities and Exchange Commission on May 9, 2006 (the “Original 8-K”), to include additional schedules and exhibits to the Company’s $1,250,000,000 5-Year Revolving Credit Agreement that was filed as Exhibit 99.1 to the Original 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits
The following exhibit is filed as a part of this Report.

Exhibit No.	Description
99.1	Five Year Revolving Credit Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSX CORPORATION
Date: June 16, 2009	By:	/s/ DAVID A. BOOR
David A. Boor
Vice President – Tax and Treasurer

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